Exhibit 32.1

Certification

of

Wausau Paper Corp.

under Section 906 of Sarbanes-Oxley Act of 2002

The undersigned Chief Executive Officer and Chief Financial Officer of Wausau Paper Corp. (the “Company”) certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d), and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date:       November 8, 2011

THOMAS J. HOWATT
Thomas J. Howatt
President and CEO

SCOTT P. DOESCHER
Scott P. Doescher
Executive Vice President, Finance
(Chief Financial Officer)

This certification accompanies this Quarterly Report on Form 10-Q for the quarter ended September 30, 2011, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by Wausau Paper Corp. for purposes of the Securities Exchange Act of 1934.